                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of CheckFree Holdings Corporation, a Delaware corporation (the "Company") hereby appoints Peter J. Kight, Mark A. Johnson, and Curtis A. Loveland as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 3,000,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the Company's 1995 Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provision of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 14th day of August, 1998.

             Signature                                        Title
             ---------                                        -----
     /s/ Peter J. Kight                      Chairman of the Board of Directors, President
------------------------------------         and Chief Executive Officer
         Peter J. Kight


     /s/ Mark A. Johnson                     Vice Chairman, Corporate Development and
------------------------------------         Marketing, Director
         Mark A. Johnson


     /s/ Allen L. Shulman                    Executive Vice President, Chief Financial
------------------------------------         Officer and General Counsel
         Allen L. Shulman


     /s/ Gary A. Luoma, Jr.                  Vice President, Chief Accounting Officer and
------------------------------------         Assistant Secretary
         Gary A. Luoma, Jr.


     /s/ William P. Boardman                 Director
------------------------------------
         William P. Boardman


     /s/ George R. Manser                    Director
------------------------------------
         George R. Manser


     /s/ Eugene F. Quinn                     Director
------------------------------------
         Eugene F. Quinn


     /s/ Jeffrey M. Wilkins                  Director
------------------------------------
         Jeffrey M. Wilkins